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                          MFS(R)/SUN LIFE SERIES TRUST

                      Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Series - Investment Adviser" section is hereby restated as follows:

          Emerging Growth Series - John W. Ballen, President and Chief Investment Officer of MFS, and Toni Y. Shimura, a Vice President of MFS, are the portfolio managers of the Series. Mr. Ballen and Ms. Shimura have been employed by the Adviser as portfolio managers since 1984 and 1987, respectively.

          Massachusetts Investors Growth Stock Series - Stephen Pesek, a Vice President of the Adviser, is the portfolio manager of the Series. Mr. Pesek has been employed as a portfolio manager by the Adviser since 1994.

          Capital Opportunities Series - Maura A. Shaughnessy, a Senior Vice President of the Adviser, is the portfolio manager of the Series. Ms. Shaughnessy has been employed as a portfolio manager by the Adviser since 1991.

          Total Return Series - David M. Calabro, a Senior Vice President of MFS, has been a portfolio manager of the Series since July 19, 1995 and employed by the Adviser as a portfolio manager since 1992. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been a portfolio manager of the Series since July 19, 1995 and employed by the adviser as a portfolio manager since 1987. Mr. Kurinsky is the manager of the Series' fixed income securities. Constantinos G. Mokas, a Vice President of MFS, has been a portfolio manager of the Series since April 1, 1998, and has been employed by the Adviser as a portfolio manager since 1990. Mr. Mokas is the manager of the Series' convertible securities. Lisa B. Nurme, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Series' portfolio and has been a portfolio manager of the Series since July 19, 1995. Kenneth J. Enright, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1986 and has been a portfolio manager of the Series since January 15, 1999. Mr. Enright is a manager of the common stock portion of the Series' portfolio.



                  The date of this Supplement is March 5, 1999.